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                                                                  Exhibit 23.3
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-3
(No. 333-       ) of our report dated June 12, 1995, on our audits of the
financial statements of Spider Systems Limited. We also consent to the reference to our firm under the caption "Experts."

/s/ COOPERS & LYBRAND

Edinburgh, United Kingdom
August 27, 1996